SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2002


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                          333-76246             41-1808858
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
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               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code, is (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

               The financial  statements of Financial Guaranty Insurance Company
("FGIC") as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2002-HS3, is attached hereto as Exhibit 23.1.

               The audited financial statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of June 30, 2002 and for the six-month periods ended June 30, 2002 and 2001 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

               23.1   Consent of KPMG LLP.

               99.1 Audited Financial Statements of FGIC as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001.

               99.2 Unaudited Financial Statements of FGIC as of June 30, 2002 and for the six-month periods ended June 30, 2002 and 2001.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                                    By:    /s/ Mark White
                                    Name:  Mark White
                                    Title: Vice President


Dated:  September 24, 2002




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                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:


We consent to the use of our report dated February 15, 2002 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Form 8-K of Residential Funding Mortgage Securities II, Inc. (the "Registrant") which updates the registration statement (No. 333-76246) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.


                                            /s/KPMG LLP


New York, New York
September 24, 2002

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